Supplement, dated May 7, 2008
to Prospectus, dated May 1, 2008

SUPPLEMENT TO PROSPECTUS
MUTUAL OF AMERICA INVESTMENT CORPORATION

The Total Annual Fund Operating Expenses for the 2015 Retirement Fund shown on page 23 of the Prospectus was missing a decimal. This typographical error has been corrected on the following revised page 23, which replaces the existing page 23 in the prospectus in its entirety.

	Aggressive Allocation Fund	Moderate Allocation Fund	Conservative Allocation Fund
Shareholder Fees	N/A	N/A	N/A
Annual Fund Operating expenses Expenses (expenses that are deducted from fund assets)
Management Fees	0	0	0
Other Expenses	0	0	0
Acquired Fund Fees & Expenses (1)	.36%	.37%	.46%
Total Annual Fund Operating Expenses	.36%	.37%	.46%

(1)  The Allocation Funds do not directly incur a management fee or other expenses. The shareholders of the Allocation Funds indirectly bear the expenses of the Investment Company Funds in which they invest ("acquired funds"). The estimates shown reflect the weighted average management fees and other expenses incurred by the acquired funds, based on the management fees in effect as of May 1, 2008 and the actual other expenses incurred by the acquired funds during 2007. The estimates shown assume that target allocations are maintained throughout the year. The Allocation Funds' actual indirect expenses may be higher or lower based on the actual allocations of their assets among Investment Company Funds. The Allocation Funds invest in shares of other series of the Investment Company. Each Allocation Fund may have its own operating expenses, as do the Investment Company Funds in which it invests. An investment in an Allocation Fund therefore may have a higher cost than investment directly in such Investment Company Funds. The Annual Fund Operating expenses can be different if target allocations are not maintained. The operating expense ratios of the acquired funds within the Aggressive Allocation Fund range from .20% to .89%; in the Moderate Allocation Fund the range is from .20% to .56% and in the Conservative Allocation Fund the range is from .20% to .56%.

	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund
Shareholder Fees	N/A	N/A	N/A	N/A	N/A
Annual Fund Operating expenses Expenses (expenses that are deducted from fund assets)
Management Fees	.05%	.05%	.05%	.05%	.05%
Other Expenses	0	0	0	0	0
Acquired Fund Fees & Expenses (2)	.42%*	.37%*	.37%*	.38%*	.36%*
Total Annual Fund Operating Expenses	.47%	.42%	.42%	.43%	.41%

	2030 Retirement Fund	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund
Shareholder Fees	N/A	N/A	N/A	N/A
Annual Fund Operating expenses Expenses (expenses that are deducted from fund assets)
Management Fees	.05%	.05%	.05%	.05%
Other Expenses	0	0	0	0
Acquired Fund Fees & Expenses (2)	.35%*	.34%*	.35%*	.37%*
Total Annual Fund Operating Expenses	.40%	.39%	.40%	.42%

  *  Annualized

(2)  The Retirement Funds invest in shares of other series of the Investment Company ("acquired funds"). In addition to direct management fees, the shareholders of the Retirement Funds indirectly bear the expenses of the acquired funds in which they invest. The estimates shown reflect the weighted average management fees and other expenses incurred by the acquired funds, based on the management fees in effect as of May 1, 2008 and the actual other expenses incurred by the acquired funds during 2007. The estimates shown assume that target allocations are maintained throughout the year. The Retirement Funds' actual indirect expenses may be higher or lower based on the actual allocations of their assets among Investment Company Funds. The expense

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